Exhibit 99.1
Illumina Reports Financial Results for First Quarter 2010
San Diego, Calif., April 28, 2010 — Illumina, Inc. (NASDAQ:ILMN) today announced its financial results for the first quarter of 2010.
First quarter 2010 results:
•	Revenue of $192.1 million, a 16% increase over the $165.8 million reported in the first quarter of 2009.

•	GAAP net income for the quarter of $21.2 million, or $0.16 per diluted share, compared to net income of $18.8 million, or $0.14 per diluted share in the comparable period of 2009. Net income for the first quarter of 2010 included $5.1 million in non-cash interest expense and other items listed in the table entitled “An Itemized Reconciliation Between GAAP and Non-GAAP Net Income.”

•	Non-GAAP net income for the first quarter of 2010 of $26.6 million, or $0.21 per diluted share, compared to $25.4 million, or $0.20 per diluted share, for the first quarter of 2009.
Gross margin in the first quarter of 2010 was 68.8% compared to 66.4% in the comparable period of 2009. Excluding the effect of non-cash charges associated with stock compensation and the amortization of intangibles, non-GAAP gross margin was 70.3% for the first quarter of 2010 compared to 68.3% in the prior year period.
Research and development (R&D) expenses for the first quarter of 2010 were $43.7 million compared to $32.7 million in the first quarter of 2009. R&D expenses include $5.9 million and $4.6 million of non-cash stock compensation expense in the first quarter of 2010 and 2009, respectively. R&D expenses in both periods also include $0.9 million of accrued contingent compensation. Excluding these charges, and $2.0 million of acquired R&D expense in the first quarter of 2009, R&D expenses as a percentage of revenues were 19.2% compared to 15.2% in the prior year period.
Selling, general, and administrative (SG&A) expenses for the first quarter of 2010 were $50.3 million compared to $42.8 million for the first quarter of 2009. SG&A expenses include $9.8 million and $8.8 million of non-cash stock compensation expense in the first quarter of 2010 and 2009, respectively. Excluding these charges, SG&A expenses as a percentage of revenues were 21.1% compared to 20.5% in the prior year period.

The company generated $55.4 million in cash flow from operations during the first quarter of 2010 compared to $50.7 million in the prior year period. Depreciation and amortization expenses were $9.0 million and capital expenditures were $10.4 million during the first quarter. The company ended the first quarter with $748.0 million in cash and investments compared to $693.5 million as of January 3, 2010.
Highlights since our last earnings release:
•	Launched the HumanOmniEpxress+, an eight sample BeadChip with over 700,000 variants per sample and the option for customers to add up to 200,000 custom variants.

•	Launched the VeraCode® ADME Core Panel designed to help researchers study genetic predispositions for differential drug response and adverse events. The panel contains 184 biomarkers in 34 genes and provides comprehensive coverage of the most biologically relevant biomarkers spanning complex regions of the genome.

•	Shipped first HiScan™SQ , the only instrument capable of performing next-generation sequencing and microarray applications on one integrated system.

•	Appointed Christian Henry to the role of General Manager of Life Sciences.

•	Sequenced the first publicly named female and publicly named family of four through the company’s personal genome sequencing service.
Quarterly Conference Call Information
The conference call will begin at 2:00pm Pacific Time (5:00pm Eastern Time) on Wednesday, April 28, 2010. Interested parties may listen to the call by dialing 866.578.5801 (passcode: 41726099), or if outside North America, by dialing +617.213.8058 (passcode: 41726099). Individuals may access the live teleconference under the “Corporate/Investor Information” tab of Illumina’s web site at www.illumina.com.
A replay of the conference call will be available from 5:00pm Pacific Time (8:00pm Eastern Time) on April 28, 2010 through May 5, 2010 by dialing 888.286.8010, or if outside North America, by dialing +1.617.801.6888 (passcode: 52772593).

Statement Regarding Use of Non-GAAP Financial Measures
The company reports non-GAAP results for diluted net income per share, net income, gross margins, operating margins, and free cash flow in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.
The company’s financial results under GAAP include substantial non-cash charges related to stock compensation expense, incremental interest expense and gain on debt extinguishment, amortization expense related to intangible assets, compensation expense related to contingent consideration, and expense related to acquired research and development. Per share amounts also include the double dilution associated with the accounting treatment of the company’s convertible debt outstanding and the corresponding call option overlay. Management believes that presentation of operating results that excludes these non-cash charges provides useful supplemental information to investors and facilitates the analysis of the company’s core operating results and comparison of operating results across reporting periods. Management also believes that this supplemental non-GAAP information is therefore useful to investors in analyzing and assessing the company’s past and future operating performance.
The company encourages investors to carefully consider its results under GAAP, as well as its supplemental non-GAAP information and the reconciliation between these presentations, to more fully understand its business. Reconciliations between GAAP and non-GAAP results are presented in the tables of this release.
Use of Forward Looking Statements
This release may contain forward-looking statements that involve risks and uncertainties. These forward-looking statements are made based on our expectations as of the date of this release and may differ materially from actual future events or results. Among the important factors that could cause actual results to differ materially from those in any forward-looking statements are (i) our ability to develop and commercialize further our BeadArray™, VeraCode®, and Solexa® technologies and to deploy new sequencing, gene expression, and genotyping products and applications for our technology platforms, (ii) our ability to manufacture robust instrumentation and reagents technology, and (iii) reductions in the funding levels to our primary customers, including as a result of the timing and amount of funding provided by the American Recovery and

Reinvestment Act of 2009, together with other factors detailed in our filings with the Securities and Exchange Commission, including our most recent filings on Forms 10-K and 10-Q or in information disclosed in public conference calls, the date and time of which are released beforehand. We undertake no obligation, and do not intend, to update any forward-looking statements, to review or confirm analysts’ expectations, or to provide interim reports or updates on the progress of the current financial quarter.
About Illumina
Illumina (www.illumina.com) is a leading developer, manufacturer, and marketer of next-generation life-science tools and integrated systems for the analysis of genetic variation and biological function. Using our proprietary technologies, we provide a comprehensive line of products and services that currently serve the sequencing, genotyping, and gene expression markets, and we expect to enter the market for molecular diagnostics. Our customers include leading genomic research centers, pharmaceutical companies, academic institutions, clinical research organizations, and biotechnology companies. Our tools provide researchers around the world with the performance, throughput, cost effectiveness, and flexibility necessary to perform the billions of genetic tests needed to extract valuable medical information from advances in genomics and proteomics. We believe this information will enable researchers to correlate genetic variation and biological function, which will enhance drug discovery and clinical research, allow diseases to be detected earlier, and permit better choices of drugs for individual patients.
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CONTACT:

Investors:	Peter J. Fromen Senior Director Investor Relations 858-202-4507 pfromen@illumina.com	Media:	Wilson Grabill Senior Manager Public Relations 858-882-6822 wgrabill@illumina.com

Illumina, Inc.
Condensed Consolidated Balance Sheets
(In thousands)

	April 4, 2010	January 3, 2010
	(unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$213,225	$144,633
Short-term investments	534,755	548,894
Accounts receivable, net	156,030	157,751
Inventory, net	100,623	92,776
Deferred tax assets, current portion	19,084	20,021
Prepaid expenses and other current assets	16,797	17,515

Total current assets	1,040,514	981,590
Property and equipment, net	118,014	117,188
Goodwill	213,452	213,452
Intangible assets, net	42,063	43,788
Deferred tax assets, long-term portion	47,486	47,371
Other assets	43,682	26,548

Total assets	$1,505,211	$1,429,937

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:

Accounts payable	$47,550	$52,781
Accrued liabilities	102,886	98,253
Long-term debt, current portion	295,404	290,202

Total current liabilities	445,840	441,236

Other long-term liabilities	22,979	24,656
Conversion option subject to cash settlement	94,595	99,797
Stockholders’ equity	941,797	864,248

Total liabilities and stockholders’ equity	$1,505,211	$1,429,937

Illumina, Inc.
Condensed Consolidated Statements of Operations
(In thousands, except per share amounts)
(unaudited)

	Three Months Ended
	April 4,	March 29,
	2010	2009
Revenue:
Product revenue	$173,679	$156,199
Service and other revenue	18,452	9,558

Total revenue	192,131	165,757

Cost of Revenue:
Cost of product revenue (a)	52,939	50,707
Cost of service and other revenue (a)	5,394	3,315
Amortization of intangible assets	1,620	1,670

Total cost of revenue	59,953	55,692

Gross profit	132,178	110,065

Operating Expenses:
Research and development (a)	43,675	32,726
Selling, general and administrative (a)	50,278	42,831

Total operating expense	93,953	75,557

Income from operations	38,225	34,508

Other income (expense), net:
Interest income	2,204	2,916
Interest expense	(5,955)	(5,684)
Other expense, net	(1,113)	(2,389)

Total other expense, net	(4,864)	(5,157)
Income before income taxes	33,361	29,351
Provision for income taxes	12,153	10,540

Net income	$21,208	$18,811

Net income per basic share	$0.18	$0.15

Net income per diluted share	$0.16	$0.14

Shares used in calculating basic net income per share	120,668	121,746

Shares used in calculating diluted net income per share	136,407	132,967

(a)	Includes total stock-based compensation expense for employee stock options and stock purchases:

	Three Months Ended
	April 4,	March 29,
	2010	2009
Cost of product revenue	$1,209	$1,274
Cost of service and other revenue	111	141
Research and development	5,898	4,622
Selling, general and administrative	9,781	8,823

Stock-based compensation expense before taxes	$16,999	$14,860

Illumina, Inc.
Condensed Consolidated Statements of Cash Flows
(In thousands)
(unaudited)

	Three Months Ended
	April 4,	March 29,
	2010	2009
Net cash provided by operating activities	$55,364	$50,748
Net cash used in investing activities	(23,931)	(39,818)
Net cash provided by financing activities	34,306	7,813
Effect of exchange rate changes on cash and cash equivalents	2,853	5,379

Net increase in cash and cash equivalents	68,592	24,122
Cash and cash equivalents, beginning of period	144,633	327,024

Cash and cash equivalents, end of period	$213,225	$351,146

Calculation of free cash flow (a):
Net cash provided by operating activities	$55,364	$50,748
Purchases of property and equipment	(10,447)	(12,569)

Free cash flow	$44,917	$38,179

(a)	Free cash flow, which is a non-GAAP financial measure, is calculated as net cash provided by operating activities reduced by purchases of property and equipment. Free cash flow is useful to management as it is one of the metrics used to evaluate our performance and to compare us with other companies in our industry. However, our calculation of free cash flow may not be comparable to similar measures used by other companies.

Illumina, Inc.
Results of Operations — Non-GAAP
(In thousands, except per share amounts)
(unaudited)
AN ITEMIZED RECONCILIATION BETWEEN GAAP AND NON-GAAP NET INCOME PER SHARE:

	Three Months Ended
	April 4,	March 29,
	2010	2009
GAAP net income per share — diluted	$0.16	$0.14
Pro forma impact of weighted average shares	0.01	0.01
Adjustments to net income:
Pro forma impact of non-cash interest expense (a)	0.02	0.02
Other pro forma adjustments	0.02	0.03

Non-GAAP net income per share — diluted (b)	$0.21	$0.20

Shares used in calculating non-GAAP diluted net income per share	128,960	127,546

AN ITEMIZED RECONCILIATION BETWEEN GAAP AND NON-GAAP NET INCOME:

GAAP net income	$21,208	$18,811
Non-cash interest expense (a)	5,055	4,718
Amortization of intangible assets	1,620	1,670
Compensation expense (c)	919	919
Acquired research and development	—	2,000
Gain on extinguishment of debt	—	(767)
Pro forma impact on tax expense:
Non-cash interest expense (a)	(1,980)	(1,820)
Other pro forma adjustments	(264)	(108)

Incremental non-GAAP tax expense (d)	(2,244)	(1,928)

Non-GAAP net income (b)	$26,558	$25,423

(a)	Non-cash interest expense is calculated in accordance with the authoritative accounting guidance for convertible debt instruments that may be settled in cash.

(b)	Non-GAAP net income per share and net income exclude the effect of the pro forma adjustments as detailed above. Non-GAAP diluted net income per share and net income are key drivers of our core operating performance and major factors in management’s bonus compensation each year. Management has excluded the effects of these items in these measures to assist investors in analyzing and assessing our past and future core operating performance.

(c)	Compensation expense represents the contingent consideration for post-combination services associated with a prior acquisition. This expense is included within research and development on our statements of operations.

(d)	Incremental non-GAAP tax expense reflects the increase to GAAP tax expense related to the non-GAAP adjustments listed above.

Illumina, Inc.
Results of Operations — Non-GAAP (continued)
(unaudited)
AN ITEMIZED RECONCILIATION BETWEEN GAAP AND NON-GAAP RESULTS OF OPERATIONS AS A PERCENT OF REVENUE:

	Three Months Ended
	April 4, 2010		March 29, 2009
GAAP gross profit	$132,178	68.8%	$110,065	66.4%
Stock-based compensation expense	1,320	0.7%	1,415	0.9%
Amortization of intangible assets	1,620	0.8%	1,670	1.0%

Non-GAAP gross profit	$135,118	70.3%	$113,150	68.3%

Research and development expense	$43,675	22.7%	$32,726	19.7%
Stock-based compensation expense	(5,898)	(3.1%)	(4,622)	(2.8%)
Compensation Expense (a)	(919)	(0.5%)	(919)	(0.6%)
Acquired research and development	—	—	(2,000)	(1.2%)

Non-GAAP research and development expense	$36,858	19.2%	$25,185	15.2%

Selling, general and administrative expense	$50,278	26.2%	$42,831	25.8%
Stock-based compensation expense	(9,781)	(5.1%)	(8,823)	(5.3%)

Non-GAAP selling, general and administrative expense	$40,497	21.1%	$34,008	20.5%

GAAP operating profit	$38,225	19.9%	$34,508	20.8%
Stock-based compensation expense	16,999	8.8%	14,860	9.0%
Amortization of intangible assets	1,620	0.8%	1,670	1.0%
Compensation expense (a)	919	0.5%	919	0.6%
Acquired research and development	—	—	2,000	1.2%

Non-GAAP operating profit (b)	$57,763	30.1%	$53,957	32.6%

(a)	Compensation expense represents the contingent consideration for post-combination services associated with a prior acquisition. This expense is included within research and development on our statements of operations.

(b)	Non-GAAP operating profit excludes the effect of the pro forma adjustments as detailed above. Management has excluded the effects of these items in these measures to assist investors in analyzing and assessing our past and future core operating performance. Non-GAAP gross profit, included within the non-GAAP operating profit, is a key measure of the effectiveness and efficiency of our manufacturing processes, product mix and the average selling prices of our products and services.